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                                                                    EXHIBIT 99.2

                           ASI TECHNOLOGY CORPORATION
                             AUDIT COMMITTEE CHARTER
                          (APPROVED SEPTEMBER 17, 2007)

I. PURPOSE

The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its fiduciary responsibility to shareholders, potential shareholders and the investment community to oversee management's conduct of the Company's financial reporting process, including overviewing the corporate accounting and reporting practices and the quality and integrity of financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, overviewing the Company's systems of internal accounting and financial controls, compliance with legal and regulatory requirements and the annual independent audit of the Company's financial statements.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose.

The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

The Committee shall review the adequacy of this Charter on an annual basis.

II. MEMBERSHIP

The Committee shall be comprised of not less than two members of the Board.

Accordingly, all of the members will be directors:

1. Who have no relationship to the Company that, in the opinion of the Board, may interfere with the exercise of their independence from management and the Company; and
2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee.

In addition, at least one member of the Committee will have accounting or related financial management expertise.

The members of the Committee shall be elected by the Board at the annual meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a chair is appointed by the Board, the members of the Committee may designate a chair by majority vote of the full Committee membership. The Board may fill vacancies on the Committee and the Board may remove a Committee member from the membership of the Committee at any time with or without cause.

III. AUTHORITY



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The Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

        1. Appoint, compensate, and oversee the work of any public accounting firm employed by the Company.
        2. Resolve any disagreements between management and the independent auditors regarding financial reporting.
        3. Pre-approve all auditing and non-audit services by the Company's independent auditors.
        4. Retain independent counsel, accountants, or others at the expense of the Company to advise the Committee or assist in the conduct of an investigation.
        5. Seek any information it requires from employees--all of whom are directed to cooperate with the Committee's requests--or external parties.
        6. Meet with Company officers, independent auditors, or outside counsel, as necessary.

IV.      RESPONSIBILITIES AND DUTIES

The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditor is responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management including the internal audit staff, as well as the outside auditor, have more time, knowledge and more detailed information on the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances. The responsibilities and duties of a member of the Committee are in addition to those duties set out for a member of the Board.

        1. The Committee shall provide an open avenue of communication between the outside auditor, financial and senior management, the internal auditing department and the Board.
        2. The Committee shall meet at least four times per year or more frequently as circumstances require. The Chief Financial Officer will be the management liaison with the Committee and the Committee may ask other members of management or others to attend the meeting and provide pertinent information as necessary.
        3. The Committee shall meet at least annually with the outside auditor and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.
        4. The Committee shall review with management and the outside auditor the audited financial statements to be included in the Company's Annual Report on Form 10-KSB (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-KSB) and review and consider with the outside auditor the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61.

        5. As a whole, or through the Committee chair, the Committee shall review with the outside auditor the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be

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                discussed by SAS No. 61; this review will occur prior to the
                Company's filing of the Form 10-QSB.

        6. The Committee shall discuss with management and the outside auditor the quality and adequacy of the Company's internal controls. The Committee will:

                a. Review the appropriateness and soundness of the Company's policies and practices with respect to accounting and financial controls, including:

                        i. the risk assessment and review process in place to prevent a material financial statement misstatement

                        ii. the planned scopes of the internal and external audits, including their probability of detecting material fraud or control weaknesses

                        iii.    the adequacy of EDP controls

        7.      The Committee shall:

                a. request from the outside auditor annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

                b. discuss with the outside auditor any such disclosed relationships and their impact on the outside auditor's independence; and

                c. recommend that the Board take appropriate action in response to the outside auditor's report to satisfy itself of the auditor's independence.

        8. The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), approve compensation of, evaluate and, where appropriate, replace the outside auditor.

                9.      The Committee shall:

                        a. report Committee actions to the Board with such recommendations as the Committee may deem appropriate; and

                        b. if required prepare a letter for inclusion in the annual report that describes the Committee's composition and responsibilities, and how they were discharged.

                10.     The Committee shall establish procedures for:

                        a. the receipt, retention, and treatment of complaints received by the issuer regarding accounting, internal controls, or auditing matters; and

                        b. the confidential, anonymous submission by employees of information regarding questionable accounting or auditing matters. 11. The Committee shall perform such other functions consistent with this Charter, the Company's bylaws and governing law as the Board deems necessary or appropriate.

V.       LIMITATION

While the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.



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